Exhibit 19(b)(1)

SECTION 906 CERTIFICATION

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, and accompanies the report on Form N-CSR for the year ended March 31, 2026 (the “Report”), of the HarbourVest Private Investments Fund.

Monique Austin, Chief Executive Officer, Principal Executive Officer and President of HarbourVest Private Investments Fund, certifies that:

1.	The Report for the Fund fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By: /s/ Monique Austin

Monique Austin

Chief Executive Officer, Principal Executive Officer & President

Date:  June 8, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934; or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECTION 906 CERTIFICATION

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, and accompanies the report on Form N-CSR for the year ended March 31, 2026 (the “Report”), of the HarbourVest Private Investments Fund.

Peter Mahoney, Chief Financial Officer and Principal Financial Officer of HarbourVest Private Investments Fund, certifies that:

1.	The Report for the Fund fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:  /s/ Peter Mahoney

Peter Mahoney

Chief Financial Officer & Principal Financial Officer

Date:  June 8, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934; or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.